Hartford Life and Annuity Insurance Company ICMG Registered Variable Life Separate Account One

033-63731                                                                                    The One® ProviderSM

Supplement Dated July 14, 2010 to the

Annual Product Information Notice Dated May 3, 2010

Supplement Dated July 14, 2010

to your Annual Product Information Notice dated May 3, 2010

Putnam VT Vista Investment Division

Effective the date of this Supplement, the Putnam VT Vista Investment Division is deleted and is no longer available as an underlying investment option under your policy.

This supplement should be retained with the Annual Product Information Notice for future reference.